U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 15, 2003
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                        ACTIVE LINK COMMUNICATIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)

     Commission file number:  0-30220

               Colorado                                   84-0917382
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     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
      incorporation or organization)

     1840 Centre Point Drive, Naperville, IL                      60563-9364
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              (Address of principal executive offices)       (Zip Code)

                                 (630) 955-9755
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               Registrant's telephone number, including area code

                    Information to be Included In the Report


Item 3.  Bankruptcy or Receivership
         --------------------------

On September 15, 2003, Active Link Communications, Inc., a Colorado corporation (the "Company"), filed a voluntary petition for Chapter 7 bankruptcy protection in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, Case No. 03-B 37869 in Chicago, Illinois. The Trustee is David Brown.

The first meeting of creditors has been scheduled for October 28, 2003 at 1:30 PM at DuPage County Courthouse, 505 N. County Farm Road, Room 2000, Wheaton, IL 60187. The case has been filed as a "no asset case."

Item 5.  Other Events and Regulation FD Disclosure.
         ------------------------------------------

See Item 3 above.



                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Active Link Communications, Inc.
                                     --------------------------------
                                     (Registrant)


Date: September 18, 2003             /s/ Timothy Ells
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                                     Timothy Ells
                                     President and Chief Executive Officer